UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 21, 2008

Avatech Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10715 Red Run Boulevard, Owings Mills, Maryland		21117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-581-8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 26, 2008, Avatech Solutions, Inc. issued a press release setting forth its preliminary, unaudited results for the fourth quarter and year end of its fiscal year ended June 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements

On August 21, 2008, Avatech Solutions, Inc. (the "Company") and its President and Chief Executive Officer, George Davis, agreed to renew Mr. Davis’ employment agreement. Mr. Davis’ previous employment agreement was filed on September 18, 2007 as Exhibit 10.1 to the Company’s Current Report on Form 8-K. The renewed employment agreement contains all of the same terms and conditions, except that Mr. Davis’ annual salary was increased to $250,000 and the agreement’s term will expire on June 30, 2009, subject to one additional one-year renewal upon the mutual agreement of the parties.

Item 7.01 Regulation FD Disclosure.

Company management will be making presentations to an investor conference on August 26 and 27, 2008. The presentation slides to be used are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated herein solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.2, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Renewal of Amended and Restated Employment Agreement with George Davis dated August 21, 2008 (filed herewith)
Exhibit 99.1 Press release dated August 26, 2008 (furnished herewith)
Exhibit 99.2 Investor presentation slides (furnished herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatech Solutions, Inc.

August 25, 2008	By:	Lawrence Rychlak

Name: Lawrence Rychlak
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Renewal of Amended and Restated Employment Agreement with George Davis dated August 21, 2008
99.1	Press release dated August 26, 2008 (furnished herewith)
99.2	Investor presentation slides (furnished herewith)